AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT



                  THIS AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of June __, 2007, is entered into by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

                  WHEREAS, Borrower, each of the other Restricted Subsidiaries of Parent identified in the Loan Agreement as a "Guarantor" (such other Restricted Subsidiaries are referred to hereinafter individually and collectively, and jointly and severally, as a "Guarantor"), and the Lender Group are parties to that certain Loan and Security Agreement, dated as of July, 26, 2002 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"); and

                  WHEREAS, Borrower has notified Agent in writing of Borrower's intention to enter into a new $245,000,000 secured credit facility (the "New Credit Facility") with a group of lenders that includes Wells Fargo Foothill, Inc. ("WFF") and Wachovia Bank, National Association ("Wachovia"), of which group of lenders (the "New Lender Group") Wachovia is the agent ("New Agent"), and to use the proceeds of the initial loans made under the New Credit Facility to terminate the Loan Agreement and pay in full in cash the Obligations prior to the Maturity Date and to prepay in full the Indebtedness under the Senior Note Documents; and

                  WHEREAS, in connection with such termination of the Loan Agreement and the payment in full in cash of all Obligations prior to the Maturity Date, Borrower and the Lender Group desire to waive payment of the Applicable Prepayment Premium otherwise required under Section 3.6 of the Loan Agreement concurrently with the satisfaction of the conditions set forth in
Section 2 of this Amendment.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.


2. AMENDMENT TO LOAN AGREEMENT. Anything in Section 3.6 of the Loan Agreement to the contrary notwithstanding, Agent, the Lenders, and Borrower hereby agree that, solely in connection with the termination of the Loan Agreement prior to the Maturity Date and the payment in full in cash of all Obligations concurrently therewith from the proceeds of the initial loans made by the New Lender Group under the New Credit Facility, the payment of the Applicable Prepayment Premium otherwise required under Section 3.6 of the Loan Agreement shall be waived, if and only if: (a) WFF is a lender within the New Lender Group and designated under the New Credit Facility as the "Syndication Agent" of such New Credit Facility; and (b) WFF, as such a lender within the New Lender Group, holds not less than $7,000,000 of the total $20,000,000 revolving loan commitments, and not less than $30,000,000 of the total $225,000,000 funded term loan, that comprise the New Credit Facility.


3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

         (b) Agent shall have received: (i) the reaffirmation and consent of Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of Guarantor; and (ii) in connection with Section 2 above, a payoff letter agreement in form and substance satisfactory to Agent, duly executed by Agent (for and on behalf of the Lender Group) and all Borrowers and all Guarantors;

         (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

         (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantor, or the Lender Group.

4. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

5. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendment(s) to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. MISCELLANEOUS.

         (a ) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (b ) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

           [Signature page follows.]

       IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

Borrowers:

RIVIERA HOLDINGS CORPORATION,                 RIVIERA BLACK HAWK, INC.,
a Nevada corporation and "Administrative      a Colorado corporation
Borrower"
                                              By_______________________________
By_______________________________             Name:____________________________
Name:____________________________             Title: __________________________
Title: _____________________________

RIVIERA OPERATING CORPORATION, a Nevada corporation

By_______________________________
Name:____________________________
Title: _____________________________


Lenders:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as a Lender

By_______________________________
Name:____________________________
Title: _____________________________



Agent:

WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as Agent

By_______________________________
Name:____________________________
Title: _____________________________

                                                         A-1
WF Foothill/Riviera/2007-05 Amend-1.doc
Exhibit A

                                    Exhibit A

                            REAFFIRMATION AND CONSENT

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among, on the one hand, RIVIERA HOLDINGS CORPORATION, a Nevada corporation ("Parent"), and each of the Restricted Subsidiaries identified as a "Borrower" in the below-referenced Loan Agreement (such Restricted Subsidiaries, together with Parent, are referred to hereinafter individually and collectively, and jointly and severally, as the "Borrower"), and, on the other hand, each of the lenders that is identified as a "Lender" in the below-referenced Loan Agreement (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent" and together with the Lenders, collectively, the "Lender Group"), dated as of July 26, 2002 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number Six to Loan and Security Agreement, dated as of June __, 2007 (the "Amendment"), among Borrower and the Lender Group, and reaffirmed and consented to by Guarantor. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

Exhibit A

                  IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

Guarantors:

RIVIERA GAMING MANAGEMENT, INC., a Nevada corporation.

By_______________________________
Name:____________________________
Title: _____________________________


 RIVIERA GAMING MANAGEMENT OF COLORADO, INC., a Colorado corporation By_______________________________
Name:____________________________
Title: _____________________________